FIRST AMENDMENT TO LEASE AGREEMENT DATE:
FEBRUARY 20, 2018

Lease Dated:	**January 11, 2013**
Lessor:	**45th Street, LLC, a California limited liability company**
Lessee:	**Sister Sam, LLC, a California limited liability company, and Bailey 44, LLC, a Delaware limited liability company**
Premises:	**An approximate 42,206 square foot portion of a larger 401,587 square foot industrial building commonly know as 4700 Boyle Avenue, Units B and D, Vernon, California 90058**

RECITALS:

WHEREAS, the parties have entered into that certain lease dated January 11, 2013, hereinafter referred to as the "Lease".

NOW THEREFORE, in consideration of mutual understandings and agreements of the parties herein contained, said Lease, referred to above, is hereby amended in the following respects only:

1. **1.3 Term:** The term of the Lease shall commence March 01, 2018 and end February 28, 2023.

2. **1.5 Base Rent:** The new Base Rent shall be $0.78 gross or $32,920.68 per month. The Base Rent shall increase by 3% per annum each year throughout the 5-year term.

3. **Lessor's Improvement:** Lessor at Lessor's sole cost and expense shall repair the load leveler on dock.

4. **Common Area Maintenance Fees:** Lessee shall be responsible for its proportionate share of the CAM fees (per Paragraph 4.2), including, but not limited to, landscaping and maintenance of the parking lot and office entry, sprinkler monitoring, and common area lighting, based on an approximate total square footage of 65,145 square feet. Lessee shall also be responsible for the increases in taxes and insurance over the new Base year (2018).

Except as amended herein, all other terms and conditions of said Lease shall remain in full force and effect.

The undersigned herewith acknowledge receipt of a copy of this Amendment and herewith approve of the above.

APPROVED & ACCEPTED – "LESSOR":
45TH STREET, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY

BY: ____________________ DATED: 2-21-2018

APPROVED & ACCEPTED – "LESSEE":
SISTER SAM, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY, AND BAILEY 44, LLC, A DELAWARE LIMITED LIABILITY COMPANY

BY: ____________________ DATED: 3-27-2018

H:\Peter 2\2018 Documents\Miscellaneous\Boyle Ave., Vernon - 4700 Units B &D (First Amendment) 2-20-18.doc